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                                                                   EXHIBIT 10.18


                FIRST AMENDMENT TO LETTER OF CREDIT AGREEMENT




         This FIRST AMENDMENT ("THIS AMENDMENT") is made as of the 20th day of November, 1996 to that certain LETTER OF CREDIT AGREEMENT, dated as of the 1st day of November, 1996 ("THE EXISTING AGREEMENT"), between LLOYDS BANK PLC (the "Bank") and REFLECTONE, INC. (the "Applicant").

         WHEREAS, the Applicant and the Bank wish to amend the Existing Agreement in certain respects.

        NOW, THEREFORE, the Applicant and the Bank hereby agree that the Existing Agreements hereby amended by deleting the reference to "$20,000,000" as the defined "Commitment" in clause (a) of the proviso to the 2nd paragraph on page 1 of the Existing Agreement, and by inserting the figure "$35,000,000" in lieu thereof. Except as so amended, the Existing Agreement shall remain in full force and effect.

         THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties have signed this Amendment as of the date set forth in the preamble of This Amendment.



                                        REFLECTONE INC.

                                        By: /s/ Richard W. Welshhans
                                           -------------------------------------
                                        As Its: Vice President & CFO


                                        LLOYDS BANK PLC,
                                        ACTING THROUGH ITS ISSUING BRANCH


                                        By: /s/ Windsor R. Davies
                                           -------------------------------------


                                        By: /s/ T. R. Walser
                                           -------------------------------------